Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 9, 2015 (the “Third Amendment Date”), is by and among CTI BIOPHARMA CORP., a Washington corporation formerly known as, CELL THERAPEUTICS, INC., (“CTI”), and SYSTEMS MEDICINE LLC, a Delaware limited liability company (“Systems Medicine”; CTI and Systems Medicine are hereinafter referred to individually and collectively, jointly and severally, as “Borrower”), HERCULES TECHNOLOGY GROWTH CAPITAL INC., a Maryland corporation (“HTGC”), in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”), the Lenders otherwise a party hereto from time to time including HTGC in its capacity as a Lender, HERCULES CAPITAL FUNDING TRUST 2012-1 (“Trust”), assignee of HERCULES CAPITAL FUNDING 2012-1 LLC, assignee of HTGC, and HERCULES CAPITAL FUNDING TRUST 2014 (“2014 Trust”), assignee of HERCULES CAPITAL FUNDING 2014-1 LLC, assignee of HTGC (Trust, 2014 Trust, and HTGC collectively, referred to as, “Lender”).

WHEREAS, Borrower and Lender are parties to a certain Loan and Security Agreement, dated as of March 26, 2013, as amended by a certain First Amendment to the Loan and Security Agreement, dated as of March 25, 2014, and as further amended by a certain Second Amendment to the Loan and Security Agreement, dated as of October 22, 2014 (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”); and

WHEREAS, Borrower and Lender wish to enter into 2015 Term Loan Advances, in an aggregate principal amount of up to Eleven Million One Hundred Eighty-Four Thousand Seven Hundred Eighteen Dollars and 42/100 ($11,184,718.42).

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower and Lender desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, as of the Third Amendment Date, the Loan Agreement is hereby amended as follows:

(a)CTI acknowledges, confirms, and agrees that all references in the Loan Agreement to “Cell Therapeutics, Inc.” and “Cell” shall hereinafter be deemed to be references to “CTI BIOPHARMA CORP.”

(b)The recitals to the Loan Agreement are hereby amended in their entirety and replaced with the following:

A.Borrower has requested Lender to make available to Borrower, and Lender is willing to make, in an amount not to exceed its respective Term Loan Commitment, term loans (each a “2015 Term Loan Advance” and collectively, the

“2015 Term Loan Advances”) in an aggregate principal amount of up to Eleven Million One Hundred Eighty-Four Thousand Seven Hundred Eighteen Dollars and 42/100 ($11,184,718.42)(the “Maximum 2015 Term Loan Amount”) on the terms and conditions set forth in this Agreement.

(c)The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 1.1 thereof:

“2015 Amortization Date” means January 1, 2016; provided however, if the 2015 Milestone Event No. 1 occurs prior to January 1, 2016, at the request of Borrower, the 2015 Amortization Date shall be April 1, 2016; provided further, however, if the 2015 Milestone Event No. 2 occurs prior to April 1, 2016, at the request of the Borrower, the 2015 Amortization Date shall be July 1, 2016.

“2015 Commitment Fee” means Fifteen Thousand Dollars ($15,000.00), which fee Lender received prior to the Third Amendment Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement, and which shall be applied to Lender’s non-legal costs and expenses on or prior to the Third Amendment Date.

“2015 Draw Period” means the period commencing upon the occurrence of both the 2015 Milestone Event No. 1 and 2015 Milestone Event No. 2 and ending on the earlier to occur of (i) June 30, 2016, and (ii) an Event of Default.

“2015 Facility Charge” means Two Hundred Fifty Thousand Dollars ($250,000.00).

“2015 Milestone Event No. 1” means receipt by Lender of evidence satisfactory to Lender in its sole and absolute discretion, after the Third Amendment Date, but on or before December 31, 2015 that Borrower has achieved one hundred percent (100%) patient enrollment of its PERSIST-2 Phase III trial.

“2015 Milestone Event No. 2” means Borrower has achieved the 2015 Milestone Event No. 1 and receipt by Lender of evidence satisfactory to Lender in its sole and absolute discretion, after the Third Amendment Date, but on or before June 30, 2016 that Borrower has achieved positive phase III data in connection with its PERSIST-2 Phase III trial.

“2015 Term A Loan Advance” shall have the meaning assigned to such term in Section 2.1.2 hereof.

“2015 Term B Loan Advance” shall have the meaning assigned to such term in Section 2.1.2 hereof.

“2015 Term Loan Advance” and “2015 Term Loan Advances” are defined in Recital A.

“2015 Term Loan Interest Rate” means for any day, a floating rate per annum rate equal to the greater of either (i) 10.95% or (ii) the sum of (A) 10.95% plus (B) the Prime Rate minus three and one quarter of one percent (3.25%).

“2015 Term Loan Maturity Date” means December 1, 2018.

“Maximum 2015 Term Loan Amount” is defined in Recital A hereof.

“Term Loan Commitment” means as to any Lender, the obligation of such Lender, if any, to make an Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Third Amendment Date” means June 9, 2015.

(d)The following terms and their respective definitions set forth in Section 1.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“2014 Term Loan Advance” mean a loan made pursuant to Section 2.1.1 hereof.

“2014 Term Loan Interest Rate” means for any day, (A) prior to the Third Amendment Date, a floating rate per annum rate equal to the greater of either (i) ten percent (10.00%), or (ii) the sum of (x) ten percent (10.00%), plus (y) the Prime Rate minus three and one quarter of one percent (3.25%) and (B) on and after the Third Amendment Date, a floating rate per annum rate equal to the greater of either (a) 10.95% or (b) the sum of (x) 10.95% plus (y) the Prime Rate minus three and one quarter of one percent (3.25%).  The Term Loan Interest Rate will change from time to time on the day the Prime Rate changes.

“2014 Term Loan Maturity Date” means December 1, 2018.

“Advances(s)” means a Term Loan Advance, 2014 Term Loan Advance, and/or 2015 Term Loan Advance.

“Term Loan Advance” means a loan made pursuant to Section 2.1 hereof.

“Term Loan Interest Rate” means for any day, (A) prior to the Third Amendment Date, a floating rate per annum rate equal to the greater of either (i) twelve and one-quarter of one percent (12.25%), or (ii) the sum of (x) twelve and one-quarter of one percent (12.25%), plus (y) the Prime Rate minus three and one quarter of one percent (3.25%) (which interest rate shall be reduced to greater of either (i) eleven and one-quarter of one percent (11.25%), or (ii) the sum of (x) eleven and one-quarter of one percent (11.25%), plus (y) the Prime Rate minus three and one quarter of one percent (3.25%) upon the occurrence of the Milestone Event), and (B) on and after the Third Amendment Date, a floating rate per annum rate equal to the greater of either (a) 10.95% or (b) the sum of (x) 10.95% plus (y) the Prime Rate minus three and one quarter of one percent (3.25%).  The Term Loan Interest Rate will change from time to time on the day the Prime Rate changes.

“Term Loan Maturity Date” means December 1, 2018.

(e)Section 2.1(d) of the Loan and Security Agreement (Payment) is hereby amended in its entirety and placed with the following:

(d)Payment.

(i) Borrower will pay interest on each Term Loan Advance on the first business day of each month, beginning the month after the Advance Date.

(ii)Commencing on the Amortization Date, and continuing on the first business day of each month thereafter through and including June 1, 2015, Borrower shall repay the aggregate principal balance of Term Loan Advances that are outstanding on the Amortization Date in twenty-four (24) equal monthly installments of principal and interest (mortgage style).

(iii)The outstanding balance of the Term Loan Advance as of the Third Amendment Date shall re-amortize (it being understood that no principal payments shall be required to be made with respect to the Term Loan Advance on and after the Third Amendment Date until the 2015 Amortization Date) and beginning on the 2015 Amortization Date and continuing the first business day of each month thereafter, until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of the Term Loan Advance that is outstanding on the day immediately preceding the 2015 Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to thirty-six (36) consecutive months; provided, however, that, if the 2015 Milestone Event No. 2 does not occur prior to April 1, 2016 but occurs prior to July 1, 2016, then the monthly principal installments required hereunder shall stop for the first three (3) months occurring after the completion of the 2015 Milestone Event No. 2 (and such monthly principal installment shall resume on the first day of the fourth (4th) month occurring after the completion of the 2015 Milestone Event No. 2).  The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations then outstanding with respect to the Term Loan Advances, shall be due and payable on Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under each Term Loan Advance.  Once repaid, a Term Loan Advance or any portion thereof may not be reborrowed.

(f)Section 2.1.1(d) of the Loan and Security Agreement (Payment) is hereby amended in its entirety and placed with the following:

(d)Payment.

(i)Borrower will pay interest on each 2014 Term Loan Advance on the first business day of each month, beginning the month after the Advance Date.

(ii)Commencing on the Amortization Date, and continuing on the first business day of each month thereafter through and including June 1, 2015,

Borrower shall repay the aggregate principal balance of the 2014 Term Loan Advances that are outstanding on the Amortization Date in twenty-four (24) equal monthly installments of principal and interest (mortgage style).

(iii)The outstanding balance of the 2014 Term Loan Advances as of the Third Amendment Date shall re-amortize (it being understood that no principal payments shall be required to be made with respect to the 2014 Term Loan Advance on and after the Third Amendment Date until the 2015 Amortization Date) and beginning on the 2015 Amortization Date and continuing the first business day of each month thereafter, until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of the 2014 Term Loan Advances that are outstanding on the day immediately preceding the 2015 Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to thirty-six (36) consecutive months; provided, however, that, if the 2015 Milestone Event No. 2 does not occur prior to April 1, 2016 but occurs prior to July 1, 2016, then the monthly principal installments required hereunder shall stop for the first three (3) months occurring after the completion of the 2015 Milestone Event No. 2 (and such monthly principal installment shall resume on the first day of the fourth (4th) month occurring after the completion of the 2015 Milestone Event No. 2).  The entire principal balance of the 2014 Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations then outstanding with respect to the 2014 Term Loan Advances, shall be due and payable on 2014 Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization on each payment date of all periodic obligations payable to Lender under each 2014 Term Loan Advance.  Once repaid, a 2014 Term Loan Advance or any portion thereof may not be reborrowed.

(g)The Loan Agreement is amended by inserting the following new provision to appear as Section 2.1.2 (2015 Term Loan) thereof:

2.1.22015 Term Loan.

(a)Advances.  On the Third Amendment Date, Borrower shall request an Advance from Lender, in an amount not to exceed its respective Term Commitment, in the amount of Six Million One Hundred Eighty-Four Thousand Seven Hundred Eighteen Dollars and 42/100 ($6,184,718.42) (the “2015 Term A Loan Advance”).  Subject to the terms and conditions of this Agreement, during the 2015 Draw Period, Borrower may request and Lender will make, in an amount not to exceed its respective Term Commitment, one (1) additional 2015 Term Loan Advance in an amount of Five Million Dollars ($5,000,000.00) (the “2015 Term B Loan Advance”). The aggregate outstanding 2015 Term Loan Advances shall not exceed the Maximum 2015 Term Loan Amount.  Proceeds of any 2015 Term Loan Advance shall be deposited into an account that is subject to a perfected security interest in favor of Lender perfected by an Account Control Agreement.

(b)Advance Request.  To obtain a 2015 Term Loan Advance, Borrower shall complete, sign and deliver to Lender an Advance Request (in the case of any 2015 Term B Loan Advance made after the Third Amendment Date, at least five (5) Business Days before the Advance Date).  Lender shall fund the 2015 Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such 2015 Term Loan Advance is satisfied as of the requested Advance Date.

(c)Interest.  The principal balance of each 2015 Term Loan Advance shall bear interest thereon from such Advance Date at the 2015 Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed.  The 2015 Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d)Payment.  Borrower will pay interest on each 2015 Term Loan Advance on the first (1st) business day of each month, beginning the month after the Advance Date.  Commencing on the 2015 Amortization Date, and continuing on the first (1st) business day of each month thereafter, until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of 2015 Term Loan Advances that are outstanding on the day immediately preceding the 2015 Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to thirty-six (36) consecutive months; provided, however, that, if the 2015 Milestone Event No. 2 does not occur prior to April 1, 2016 but occurs prior to July 1, 2016, then the monthly principal installments required hereunder shall stop for the first three (3) months occurring after the completion of the 2015 Milestone Event No. 2 (and such monthly principal installment shall resume on the first day of the fourth (4th) month occurring after the completion of the 2015 Milestone Event No. 2).  The entire remaining principal balance of the 2015 Term Loan Advances and all accrued but unpaid interest thereon, and all other Secured Obligations then outstanding with respect to the 2015 Term Loan Advances, shall be due and payable on 2015 Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each 2015 Term Loan Advance and (ii) documented out-of-pocket legal fees and costs incurred by Lender in connection with Section 11.11.  Once repaid, a 2015 Term Loan Advance or any portion thereof may not be reborrowed.

(h)The last sentence of Section 2.2 of the Loan Agreement (Maximum Interest Rate) is hereby amended by deleting the text “Term Loan Advances and/or 2014 Term Loan Advances” therein and inserting the text “Term Loan Advances, 2014 Term Loan Advances, and /or 2015 Term Loan Advances” in lieu thereof.

(i)Section 2.5 of the Loan Agreement (End of Term Charge) is hereby amended in its entirety and replaced with the following:

2.5 End of Term Charge. On the earliest to occur of (i) October 1, 2016, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable in full, Borrower shall pay Lender a charge of One

Million Two Hundred Seventy-Five Thousand Dollars ($1,275,000). Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date.

(j)The first sentence of Section 11.17 of the Loan Agreement (Borrower Liability) is hereby amended in its entirety and replaced with the following:

Each Borrower hereunder shall be jointly and severally obligated to repay all Term Loan Advances, 2014 Term Loan Advances, and/or 2015 Term Loan Advances made hereunder, regardless of which Borrower actually receives said Term Loan Advance, 2014 Term Loan Advances and/or 2015 Term Loan Advances, as if each Borrower hereunder directly received all Term Loan Advances, 2014 Term Loan Advances, and/or 2015 Term Loan Advances.

(k)The Loan Agreement is amended by inserting the following new provision to appear as Section 12 thereof:

12.Agency.  Lender hereby irrevocably appoints HTGC to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.”

(l)The Loan Agreement is amended by incorporating a new Schedule 1.1 attached as Exhibit A hereto.

3.Conditions to Effectiveness.  Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender:

(a)Lender shall have received a fully-executed counterpart of this Amendment and the Warrant signed by Borrower;

(b)Lender shall have received certified resolutions of Borrower’s board of directors evidencing approval of this Amendment and the Warrant;

(c)Borrower shall have paid to Lender, for the account of Lender, the 2015 Commitment Fee and 2015 Facility Charge, which shall be deemed earned on the effective date of this Amendment; and

(d)Lender shall have received payment for all reasonable and documented out-of-pocket fees and expenses incurred by Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses, payable pursuant to Section 11.11 of the Loan Agreement.

4.Representations and Warranties.  The Borrower hereby represents and warrants to Lender as follows:

(a)Representations and Warranties in the Agreement.  The representations and warranties of Borrower set forth in Section 4 of the Loan Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)Authority, Etc.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or limited liability company authority, as applicable, of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower.  With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)Enforceability of Obligations.  This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)No Default.  Immediately after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

(e)Event of Default.  By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

5.Reaffirmations.  Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.  Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of Lender under the Loan Agreement and the other Loan Documents.  Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents.  The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or such other Loan Document as amended hereby.

6.Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

7.Miscellaneous.

(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b)The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(c)This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:
CTI BIOPHARMA CORP., formerly known as CELL THERAPEUTICS, INC.
Signature:	/s/ Louis A. Bianco
Print Name:	Louis A. Bianco
Title:	Executive Vice President, Finance Administration and Secretary

SYSTEMS MEDICINE LLC
By: CTI BioPharma Corp., as Sole Member
Signature:	/s/ Louis A. Bianco
Print Name:	Louis A. Bianco
Title:	Executive Vice President, Finance Administration and Secretary

Accepted in Palo Alto, California:

LENDER:
HERCULES CAPITAL FUNDING TRUST 2012-1
Signature:	/s/ Jessica Baron
Print Name:	Jessica Baron
Title:	CFO

HERCULES CAPITAL FUNDING TRUST 2014-1
Signature:	/s/ Jessica Baron
Print Name:	Jessica Baron
Title:	CFO

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
Signature:	/s/ Christine Fera
Print Name:	Chrsitine Fera
Title:	Director of Contract Originations

AGENT:
HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
Signature:	/s/ Christine Fera
Print Name:	Chrsitine Fera

EXHIBIT A

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT
HERCULES CAPITAL FUNDING TRUST 2012-1	$6,939,029.46
HERCULES CAPITAL FUNDING TRUST 2014	$6,876,252.12
HERCULES TECHNOLOGY GROWTH CAPITAL, INC.	$11,184,718.42
TOTAL COMMITMENTS	$25,000,000